                                                                   EXHIBIT 10.84

                                 NINTH AMENDMENT
                          DATED AS OF NOVEMBER 29, 2002
                                       TO
                           RECEIVABLES SALE AGREEMENT
                           DATED AS OF OCTOBER 1, 1999

      THIS AMENDMENT (the "Amendment"), dated as of November 29, 2002, is entered into among Ametek Receivables Corp. (the "Seller"), Ametek, Inc. (the "Initial Collection Agent"), Amsterdam Funding Corporation, a Delaware corporation ("Amsterdam"), ABN AMRO Bank N.V., as Amsterdam's program letter of credit provider (the "Enhancer"), the Liquidity Provider listed on the signature page hereof (the "Liquidity Provider") and ABN AMRO Bank N.V., as agent for Amsterdam, the Enhancer and the Liquidity Provider (the "Agent").

                                   WITNESSETH:

      WHEREAS, the Seller, Initial Collection Agent, Amsterdam, Enhancer, Liquidity Provider and Agent have heretofore executed and delivered a Receivables Sale Agreement, dated as of October 1, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Sale Agreement"),

            WHEREAS, the parties hereto desire to amend the Sale Agreement as provided herein;

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Sale Agreement shall be and is hereby amended as follows:

            Section 1. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 2, upon execution by the parties hereto in the space provided for that purpose below, the Sale Agreement shall be, and it hereby is, amended as follows:

                        (a)   The date "November 29, 2002" appearing in clause
                              (d) of the defined term "Liquidity Termination" appearing in Schedule I of the Sale Agreement is deleted and replaced with the date "December 27, 2002."

                        (b)   The date "November 29, 2002" appearing in clause
                              (c)(ii) of the defined term "Termination Date" appearing in Schedule I of the Sale Agreement is deleted and replaced with the date "December 27, 2002."

                        (c) The defined term "Eligible Receivables" appearing in Schedule I of the Sale Agreement is hereby amended by deleting clause (x) thereof.

                        (d) The following sentence shall be added at the end of Section 9.11 of the Sale Agreement:

                  "The provisions of this Section 9.11 shall survive termination of this Agreement."

                        (e) The following sentence shall be added at the end of Section 9.12:

                  "The provisions of this Section 9.12 shall survive termination of this Agreement."

                        (f) Exhibit F to the Sale Agreement is hereby amended in its entirety to be read as Exhibit F attached hereto.

      Section 2. Section 1 of this Amendment shall become effective only once the Agent has received in, form and substance satisfactory to the Agent (i) all documents and certificates as the Agent may reasonably request and (ii) all other matters incident to the execution thereof.

      Section 3. To induce the Agent and the Purchasers to enter into this Amendment, the Seller and Initial Collection Agent represent and warrant to the Agent and the Purchasers that: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Initial Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Initial Collection Agent, enforceable against the Seller and the Initial Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Initial Collection Agent of this Amendment or the performance by the Seller or the Initial Collection Agent of the Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

      Section 3.1. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

      Section 3.2. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

      Section 3.3. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

      In Witness Whereof, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                              ABN AMRO BANK N.V., as the Agent, as the Liquidity Provider and as the Enhancer



                              By: Patricia Luken
                                  --------------------------
                                 Title: Group Vice President

                              By: Kevin G. Pilz
                                  --------------------------
                                 Title: Vice President

                              AMSTERDAM FUNDING CORPORATION

                              By: Andrew L. Stidd
                                  --------------------------
                                 Title: President

                              AMETEK RECEIVABLES CORP.

                              By: Deirdre D. Saunders
                                  --------------------------
                                 Title: Treasurer

                              AMETEK, INC.



                              By: Deirdre D. Saunders
                                  --------------------------
                                 Title: Vice President & Treasurer

                                    EXHIBIT F

                          LOCK BOXES AND WIRE ACCOUNTS

     BANK                                 LOCK BOX #                              DIVISION
First Union                                 6035                   Aerospace Products
First Union                               601461                   Lamb Electric
First Union                               601471                   Rotron, Inc.
First Union                                 7455                   Specialty Metals-84, PA
First Union                                 7915                   Specialty Metals-CT
First Union                               601456                   TMD Division
First Union                                 8275                   U.S. Gauge Division
Comerica                                   26601                   Prestolite Power and Switch Division
First Union                                18516                   EDAX, Inc.
Bank of America                             2325                   Patriot Sensors and Controls Corp.
Bank of America                             3770
Bank of America                            99031
First Union                               601175                   Advanced Measurement Technology, Inc.

     BANK                               WIRE ACCOUNT #                   DIVISION
Chase Manhattan                          910-2-791010               Aerospace Products
Chase Manhattan                           323-866-565               Lamb Electric
Chase Manhattan                           323-850-790               Rotron/TMD
Chase Manhattan                           323-866-573               Specialty Metals
Chase Manhattan                          910-2-791051               U.S. Gauge Division
Chase Manhattan                          910-2-791036               Test & Calibration Division
Chase Manhattan                          910-2-791044               Process & Analytical Instruments
First Union                             2030001065067               EDAX, Inc.